Exhibit 99.1

Logiq Expects Q4 2022 DataLogiq Revenue to Exceed $7.5 Million, up 83% sequentially and 9% Over the Same Year-ago Quarter

NEW YORK, Dec. 20, 2022 (GLOBE NEWSWIRE) -- Logiq, Inc. (OTCQX: LGIQ, NEO: LGIQ), a provider of digital consumer acquisition solutions, expects its DataLogiq business revenues for the fourth quarter ending December 31, 2022 to exceed $7.5 million, up more than 83% sequentially and up more than 9% over the same year-ago quarter.

“Over the course of the year, we completed a challenging restructuring plan designed to position the company for growth, organically and through acquisition,” stated Logiq CEO, Brent Suen. “By late November, we began to see strong traction in our DataLogiq business that has now put us on course for a great finish to the year, and with our annualized revenue run-rate now at about $40 million.

“For 2023, we anticipate further transformational events will support an up listing to a major exchange, as well as completing accretive mergers or acquisitions that will position us to scale to more than $100 million in annualized revenue with profitability.”

The company plans to provide another financial update in January 2023.

About Logiq

Logiq Inc. is a U.S.-based provider of e-commerce and digital customer acquisition solutions by simplifying digital advertising. It provides data-driven, end-to-end marketing through its results solution or providing software to access data by activating campaigns across multiple channels.

The company’s Digital Marketing business includes a holistic, self-serve ad tech platform. Its proprietary data-driven, AI-powered solutions allows brands and agencies to advertise across thousands of the world’s leading digital and connected TV publishers. For more information, visit www.logiq.com.

Important Cautions Regarding Forward Looking Statements

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the Safe Harbor created by those sections. This press release also contains forward-looking statements and forward-looking information within the meaning of Canadian securities legislation that relate to Logiq’s current expectations and views of future events. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct and such forward-looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward-looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond Logiq’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. In particular and without limitation, this press release contains forward-looking statements regarding our products and services, the use and/or ongoing demand for our products and services, expectations regarding our revenue and the revenue generation potential of our products and services, our partnerships and strategic alliances, potential strategic transactions, the impact of global pandemics (including COVID-19) on the demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, and other risks described in the Company’s prior press releases and in its filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K and any subsequent public filings, and filings made pursuant to Canadian securities legislation that are available on www.sedar.com, including under the heading “Risk Factors” in the Company’s Canadian Prospectus.

Logiq undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for Logiq to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

Company Contact

Brent Suen, CEO
Logiq, Inc.
Email contact

Logiq Investor Relations:

Ron Both

CMA Investor Relations

Tel (949) 432-7566

Email contact

Logiq Media Contact:

Tim Randall

CMA Media Relations

Tel (949) 432-7572

Email contact